UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03189

Name of Fund:	BlackRock Financial Institutions Series Trust
BlackRock Summit Cash Reserves Fund

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Financial Institutions Series Trust, 50 Hudson Yards, New York, NY 10001

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 04/30/2024

Date of reporting period: 10/31/2023

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

OCTOBER 31, 2023

2023 Semi-Annual Report (Unaudited)

BlackRock Financial Institutions Series Trust

•	BlackRock Summit Cash Reserves Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The combination of continued economic growth and cooling inflation provided a supportive backdrop for investors during the 12-month reporting period ended October 31, 2023. Significantly tighter monetary policy helped to rein in inflation, as the annual increase in the Consumer Price Index declined to its long-term average of approximately 3% in October 2023. Meanwhile, real economic growth proved more resilient than many investors anticipated. A moderating labor market also helped ease inflationary pressure, although wages continued to grow and unemployment rates touched the lowest levels in decades before rising slightly. This robust labor market powered further growth in consumer spending, backstopping the economy. On October 7, 2023, Hamas launched a horrific attack on Israel. The ensuing war will have a significant humanitarian impact and could lead to heightened economic and market volatility. We see geopolitics as a structural market risk going forward. See our geopolitical risk dashboard at blackrock.com for more details.

Equity returns were solid during the period, as the durability of consumer spending mitigated investors’ concerns about the economy’s trajectory. The U.S. economy continued to show strength, and growth further accelerated in the third quarter of 2023. However, equity returns were uneven, as the performance of a few notable technology companies supported gains among large-capitalization U.S. stocks, while small-capitalization U.S. stocks declined overall. Meanwhile, international developed market equities advanced, and emerging market equities posted solid gains.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. The corporate bond market benefited from improving economic sentiment, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), attempting to manage persistent inflation, raised interest rates six times during the 12-month period, but slowed and then paused its tightening later in the period. The Fed also wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity.

Supply constraints appear to have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population risk further exacerbating these constraints, keeping the labor market tight and wage growth high. Although the Fed has decelerated the pace of interest rate hikes and recently opted for several pauses, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period to keep inflation under control. Furthermore, ongoing structural changes may mean that the Fed will be hesitant to cut interest rates in the event of faltering economic activity lest inflation accelerate again.

While we favor an overweight position in developed market equities in the long term, we prefer an underweight stance in the near term. Expectations for corporate earnings remain elevated, which seems inconsistent with macroeconomic constraints. Nevertheless, we are overweight on Japanese stocks in the near term as shareholder-friendly policies generate increased investor interest. We also believe that stocks with an AI tilt should benefit from an investment cycle that is set to support revenues and margins. In credit, there are selective opportunities in the near term despite tightening credit and financial conditions. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries, U.S. inflation-linked bonds, euro area government bonds and gilts, U.S. mortgage-backed securities, and hard-currency emerging market bonds.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of October 31, 2023
	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	1.39%	10.14%

U.S. small cap equities (Russell 2000® Index)	(5.29)	(8.56)

International equities (MSCI Europe, Australasia, Far East Index)	(7.88)	14.40

Emerging market equities (MSCI Emerging Markets Index)	(4.78)	10.80

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.63	4.77

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(9.70)	(3.25)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(6.13)	0.36

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(4.65)	2.64

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	0.02	6.23

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Money Market Overview  For the 6-Month Period Ended October 31, 2023

Market Review

During the 6-month period ending October 31, 2023, the Federal Open Market Committee (the “FOMC”) raised the range for the Federal Funds target rate to 5.25% - 5.25%. At the September 20, 2023 meeting, the FOMC left the federal funds target rate unchanged, maintaining the current range of 5.25% to 5.50%. The vote was unanimous. The FOMC has held the federal funds target range steady at two of its last three meetings, and signaled that it is proceeding cautiously to assess the effects of its policy firming to date.

In a statement released in conjunction with the meeting, the FOMC again noted it “remains highly attentive to inflation risks” and acknowledged that “tighter credit conditions for households and businesses are likely to weigh on economic activity, hiring and inflation.” The median federal funds rate forecast for 2023 contained in the Summary of Economic Projections (“SEP”) released in conjunction with the FOMC meeting was unchanged from the projection of 5.60% at the June 14, 2023 meeting. At the time this implied, by BlackRock’s estimation, one additional 0.25% increase in the range for the target rate during the balance of this year.

The SEP also reflected a slightly higher core inflation forecast for 2025 and a lower unemployment rate projection, relative to the June 2023 forecasts. Core inflation is projected to remain above the FOMC’s 2.00% objective over the forecast horizon. However, The Fed’s median economic growth increased and unemployment forecasts decreased through 2024 relative to the June 2023 projections, showing 1.5% and 4.2%, respectively, for next year.

Following the U.S. debt ceiling resolution in June 2023, there has been an estimated $1.5 trillion of new treasury issuance. This has led to a meaningful reduction in daily utilization of the Fed’s Reverse Repurchase Program (“RRP”) facility, averaging nearly $2.0 trillion in 2022 but only $1.66 trillion since June 2023. On October 31st, the RRP facility ended the month near recent lows, with a balance of $1.14 trillion.

The Secured Overnight Financing Rate (“SOFR”) – a broad-based proxy for overnight repo collateralized by Treasuries – has been printing in line with or just below the RRP rate. As of October 31st, SOFR stood at 5.35% – the highest during the period.

Industry-wide, institutional money market mutual funds (MMFs) experienced record-high inflows throughout the period, averaging ~$5.4 billion in assets daily. Government Money Market Fund assets saw the biggest increase with over $288 billion of inflows over the period, while Prime Money Market Fund assets saw inflows of over $153 billion.

We do not expect further rate hikes from the FOMC, as various economic indicators, such as CPI and wage growth, suggest the impact of rate hikes are beginning to take hold in the real economy. The market has been in a near constant state of repricing since the FOMC first lifted rates off the zero lower bound, but we do not expect this trend to continue as we near, or have reached, the Federal Reserve’s “terminal rate”.

In addition, net new Treasury bill supply is expected remain positive through the fourth quarter. While this additional supply is welcome, the yield impact is likely to be minimal due to the imbalance of supply versus demand at the front end of the market. This additional upcoming Treasury supply will likely contribute, in our estimation, to additional decreases in usage of the Fed’s RRP by eligible counterparties.

4	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2023	BlackRock Summit Cash Reserves Fund

Investment Objective

BlackRock Summit Cash Reserves Fund’s (the “Fund”) investment objective is to seek current income, preservation of capital and liquidity available from investing in a diversified portfolio of short-term money market securities.

CURRENT SEVEN-DAY YIELDS

Share Class	7-Day SEC Yield	7-Day Yield

Institutional	4.99%	4.99%

Investor A	4.99	4.99

Investor C	4.24	4.24

The 7-Day SEC Yield may differ from the 7-Day Yield shown above due to the fact that the 7-Day SEC Yield excludes distributed capital gains.

Past performance is not indicative of future results.

PORTFOLIO COMPOSITION

Asset Type	Percent of Net Assets

Repurchase Agreements	56.3%

U.S. Government Sponsored Agency Securities	25.5

U.S. Treasury Obligations	18.1

Other Assets Less Liabilities	0.1

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, and other fund expenses. The expense example shown (which is based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example

	Actual				Hypothetical 5% Return
	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

Institutional	$1,000.00	$1,024.60	$2.13		$1,000.00	$1,023.03	$2.13		0.42%

Investor A	1,000.00	1,024.60	2.13		1,000.00	1,023.03	2.13		0.42

Investor C	1,000.00	1,020.80	5.94		1,000.00	1,019.26	5.94		1.17

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

F U N D S U M M A R Y / D I S C L O S U R E O F E X P E N S E S	5

Schedule of Investments (unaudited) October 31, 2023	BlackRock Summit Cash Reserves Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Short-Term Securities

U.S. Government Sponsored Agency Securities — 25.5%
Fannie Mae, 2.63%, 09/06/24	$5,150	$5,028,478
Federal Farm Credit Banks Funding Corp.(a)
(1-day SOFR + 0.05%), 5.36%, 02/20/24	6,625	6,625,000
(1-day SOFR + 0.05%), 5.36%, 05/09/24	2,215	2,215,000
(1-day SOFR + 0.06%), 5.37%, 11/22/23	2,780	2,780,000
(1-day SOFR + 0.06%), 5.37%, 01/10/24	425	425,000
(1-day SOFR + 0.09%), 5.40%, 08/26/24	4,280	4,280,000
(1-day SOFR + 0.09%), 5.40%, 09/23/24	2,060	2,060,000
(1-day SOFR + 0.10%), 5.41%, 08/01/24	1,055	1,055,000
(1-day SOFR + 0.14%), 5.45%, 05/27/25	4,090	4,090,000
(1-day SOFR + 0.17%), 5.48%, 01/23/25	2,845	2,845,000
Federal Farm Credit Discount Notes(b)
4.86%, 11/13/23	405	404,372
5.51%, 09/19/24	1,620	1,544,709
Federal Home Loan Bank Discount Notes(b)
5.43%, 11/22/23	7,110	7,087,977
4.98%, 02/02/24	1,915	1,891,848
5.09%, 02/09/24	5,180	5,111,221
5.50%, 02/09/24	3,160	3,114,004
5.52%, 02/15/24	2,030	1,998,201
5.53%, 03/01/24	1,220	1,198,206
5.55%, 04/15/24	2,230	2,175,501
5.54%, 06/10/24	12,020	11,630,853
5.46%, 06/17/24	600	579,982
Federal Home Loan Banks
5.33%, 11/09/23(a)	3,635	3,635,000
5.40%, 03/27/24	5,070	5,070,000
4.90%, 04/15/24	4,540	4,525,686
(1-day SOFR + 0.03%), 5.34%, 01/03/24(a)	7,300	7,300,000
(1-day SOFR + 0.03%), 5.34%, 01/04/24(a)	3,500	3,500,000
(1-day SOFR + 0.04%), 5.35%, 01/19/24(a)	10,305	10,305,000
(1-day SOFR + 0.04%), 5.34%, 01/23/24(a)	4,010	4,010,000
(1-day SOFR + 0.04%), 5.35%, 01/26/24(a)	9,355	9,355,000
(1-day SOFR + 0.04%), 5.35%, 01/29/24(a)	2,900	2,900,000
(1-day SOFR + 0.04%), 5.35%, 02/20/24(a)	17,545	17,545,000
(1-day SOFR + 0.05%), 5.36%, 03/25/24(a)	5,350	5,350,000
(1-day SOFR + 0.06%), 5.37%, 11/24/23(a)	10,300	10,300,144
(1-day SOFR + 0.07%), 5.38%, 11/30/23(a)	2,675	2,675,000
(1-day SOFR + 0.08%), 5.39%, 01/24/24(a)	8,800	8,800,000
(1-day SOFR + 0.11%), 5.42%, 10/28/24(a)	2,800	2,800,045
(1-day SOFR + 0.16%), 5.47%, 07/21/25(a)	5,060	5,060,000
Freddie Mac, 5.45%, 03/08/24	1,805	1,804,601

		173,075,828

Security	Par (000)	Value

U.S. Treasury Obligations — 18.1%
U.S. Treasury Bills(b)
5.39%, 11/02/23	$10,000	$9,998,532
5.45%, 11/09/23	6,965	6,956,816
5.49%, 11/24/23 - 01/04/24	13,550	13,478,411
5.48%, 12/05/23	6,805	6,770,953
5.52%, 01/02/24	3,730	3,695,761
5.46%, 01/11/24	6,000	5,937,585
5.50%, 01/18/24	10,910	10,783,771
5.54%, 02/06/24	3,930	3,873,348
5.55%, 02/13/24	7,815	7,693,944
5.51%, 02/22/24	1,525	1,499,690
5.59%, 02/29/24	3,397	3,336,617
5.58%, 04/04/24	7,125	6,961,184
5.57%, 04/18/24	4,450	4,338,550
5.21%, 06/13/24	2,045	1,981,988
5.44%, 09/05/24	305	291,518
U.S. Treasury Floating Rate Notes(a)
(3-mo.Treasury money market yield - 0.08%), 5.31%, 04/30/24	6,135	6,133,350
(3-mo.Treasury money market yield + 0.20%), 5.58%, 01/31/25	9,000	9,000,000
(3-mo.Treasury money market yield + 0.13%), 5.51%, 07/31/25	12,845	12,842,732
U.S. Treasury Notes, (3-mo.Treasury money market yield + 0.04%), 5.42%, 07/31/24(a)	7,000	7,001,674

		122,576,424

Total Short-Term Securities — 43.6% (Cost: $295,652,252)		295,652,252

Total Repurchase Agreements — 56.3% (Cost: $382,000,000)		382,000,000

Total Investments — 99.9% (Cost: $677,652,252(c))		677,652,252

Other Assets Less Liabilities — 0.1%		819,727

Net Assets — 100.0%		$678,471,979

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)	Rates are discount rates or a range of discount rates as of period end.
(c)	Cost for U.S. federal income tax purposes.

6	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	BlackRock Summit Cash Reserves Fund

Repurchase Agreements

	Repurchase Agreements						Collateral
Counterparty	Coupon Rate	Purchase Date	Maturity Date	Par (000)	At Value	Proceeds Including Interest	Position	Original Par	Position Received, at Value

BNP Paribas S.A.	5.29%	10/31/23	11/01/23	$80,000	$80,000,000	$80,011,755	U.S. Treasury Obligation, 0.00% to 3.63%, due 8/31/24 to 8/15/46	$83,987,500	$81,600,036

BofA Securities, Inc.	5.30	10/31/23	11/01/23	40,000	40,000,000	40,005,889	U.S. Treasury Obligation, 1.00%, due 7/31/28	48,529,500	40,800,012

	5.31	10/31/23	11/01/23	30,000	30,000,000	30,004,425	U.S. Treasury Obligation, 1.13%, due 1/15/25	32,059,900	30,600,041

Total BofA Securities, Inc.					$70,000,000				$71,400,053

J.P. Morgan Securities LLC	5.30	10/31/23	11/01/23	80,000	80,000,000	80,011,778	U.S. Treasury Obligation, 0.00% to 5.55%, due 4/15/24 to 5/15/40	84,911,151	81,600,001

Mizuho Securities USA, Inc.	5.30	10/31/23	11/01/23	82,000	82,000,000	82,012,072	U.S. Treasury Obligation, 0.25% to 4.88%, due 5/31/24 to 8/15/33	87,400,900	83,640,001

TD Securities (USA) LLC	5.30	10/31/23	11/01/23	70,000	70,000,000	70,010,306	U.S. Treasury Obligation, 0.38% to 2.75%, due 12/31/25 to 8/15/32	80,580,500	71,400,066

					$382,000,000				$389,640,157

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Short-Term Securities
Repurchase Agreements	$—	$382,000,000	$—	$382,000,000
U.S. Government Sponsored Agency Securities	—	173,075,828	—	173,075,828
U.S. Treasury Obligations	—	122,576,424	—	122,576,424

	$—	$677,652,252	$—	$677,652,252

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	7

Statement of Assets and Liabilities  (unaudited)

October 31, 2023

BlackRock Summit Cash Reserves Fund

ASSETS
Investments, at value — unaffiliated(a)	$295,652,252
Cash	528,955
Repurchase agreements, at value(b)	382,000,000
Receivables:
Capital shares sold	2,467,352
Interest — unaffiliated	654,609
Prepaid expenses	61,443

Total assets	681,364,611

LIABILITIES
Payables:
Accounting services fees	6,965
Capital shares redeemed	2,415,014
Custodian fees	5,545
Income dividend distributions	137,492
Investment advisory fees	206,514
Trustees’ and Officer’s fees	2,788
Other accrued expenses	28,638
Professional fees	49,470
Distribution fees	221
Transfer agent fees	39,985

Total liabilities	2,892,632

Commitments and contingent liabilities

NET ASSETS	$678,471,979

NET ASSETS CONSIST OF
Paid-in capital	$678,457,528
Accumulated earnings	14,451

NET ASSETS	$678,471,979

(a) Investments, at cost — unaffiliated	$295,652,252
(b) Repurchase agreements, at cost	$382,000,000

8	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities  (unaudited) (continued)

October 31, 2023

BlackRock Summit Cash Reserves Fund

NET ASSET VALUE
Institutional
Net assets	$110,801,989

Shares outstanding	110,831,519

Net asset value	$1.00

Shares authorized	Unlimited

Par value	$0.10

Investor A
Net assets	$567,128,511

Shares outstanding	567,279,627

Net asset value	$1.00

Shares authorized	Unlimited

Par value	$0.10

Investor C
Net assets	$541,479

Shares outstanding	541,624

Net asset value	$1.00

Shares authorized	Unlimited

Par value	$0.10

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	9

Statement of Operations  (unaudited)

Six Months Ended October 31, 2023

BlackRock Summit Cash Reserves Fund

INVESTMENT INCOME
Interest — unaffiliated	$16,733,747

Total investment income	16,733,747

EXPENSES
Investment advisory	1,587,255
Transfer agent — class specific	78,500
Registration	61,283
Professional	54,816
Accounting services	14,182
Printing and postage	13,225
Custodian	11,190
Trustees and Officer	5,508
Distribution — class specific	2,273
Miscellaneous	9,918

Total expenses	1,838,150
Less:
Fees waived and/or reimbursed by the Manager	(428,897)
Transfer agent fees waived and/or reimbursed by the Manager — class specific	(77,689)

Total expenses after fees waived and/or reimbursed	1,331,564

Net investment income	15,402,183

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain from:
Investments — unaffiliated	1,608

Net realized and unrealized gain	1,608

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$15,403,791

See notes to financial statements.

10	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	BlackRock Summit Cash Reserves Fund

	Six Months Ended 10/31/23 (unaudited)	Year Ended 04/30/23

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$15,402,183	$14,552,466
Net realized gain	1,608	7,043

Net increase in net assets resulting from operations	15,403,791	14,559,509

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(2,614,411)	(2,608,344)
Investor A	(12,774,741)	(11,926,437)
Investor C	(12,375)	(17,812)

Decrease in net assets resulting from distributions to shareholders	(15,401,527)	(14,552,593)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	95,653,140	123,541,067

NET ASSETS
Total increase in net assets	95,655,404	123,547,983
Beginning of period	582,816,575	459,268,592

End of period	$678,471,979	$582,816,575

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	11

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Summit Cash Reserves Fund

	Institutional

	Six Months Ended 10/31/23 (unaudited)		Year Ended 04/30/23		Year Ended 04/30/22		Year Ended 04/30/21		Period from 07/15/19 to 04/30/20	(a)

Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00

Net investment income	0.0244		0.0263		0.0001		0.0000	(b)	0.0098
Net realized and unrealized gain	0.0000	(b)	0.0000	(b)	0.0000	(b)	0.0003		0.0000	(b)

Net increase from investment operations	0.0244		0.0263		0.0001		0.0003		0.0098

Distributions(c)
From net investment income		(0.0244)	(0.0263)		(0.0001)		(0.0000	)(d)	(0.0098)
From net realized gain	—		(0.0000	)(d)	(0.0000	)(d)	(0.0003)		(0.0000	)(d)

Total distributions		(0.0244)	(0.0263)		(0.0001)		(0.0003)		(0.0098)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00

Total Return(e)

Based on net asset value	2.46	%(f)	2.66%		0.01%		0.03%		0.98	%(f)

Ratios to Average Net Assets
Total expenses	0.59	%(g)	0.59%		0.60%		0.61%		0.64	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.42	%(g)	0.41%		0.12%		0.17%		0.42	%(g)(h)

Net investment income	4.85	%(g)	2.66%		0.00	%(i)	0.00	%(i)	1.20	%(g)

Supplemental Data
Net assets, end of period (000)	$110,802		$97,307		$101,901		$87,699		$97,718

(a)	Commencement of operations.
(b)	Amount is less than $0.00005 per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.00005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Annualized.
(h)

Includes non-recurring expenses of offering, organization and reorganization costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 0.62% and 0.39% for the period ended 04/30/2020, respectively.

(i)	Amount is less than 0.005%.

See notes to financial statements.

12	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Summit Cash Reserves Fund (continued)

	Investor A

	Six Months Ended 10/31/23 (unaudited)		Year Ended 04/30/23		Year Ended 04/30/22		Year Ended 04/30/21		Year Ended 04/30/20		Year Ended 04/30/19

Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Net investment income	0.0244		0.0263		0.0002		0.0000	(a)	0.0142		0.0135
Net realized and unrealized gain	0.0000	(a)	0.0000	(a)	0.0000	(a)	0.0003		0.0000	(a)	0.0000	(a)

Net increase from investment operations	0.0244		0.0263		0.0002		0.0003		0.0142		0.0135

Distributions(b)
From net investment income		(0.0244)	(0.0263)		(0.0002)		(0.0000	)(c)	(0.0142)		(0.0135)
From net realized gain	—		(0.0000	)(c)	(0.0000	)(c)	(0.0003)		(0.0000	)(c)	(0.0000	)(c)

Total distributions		(0.0244)	(0.0263)		(0.0002)		(0.0003)		(0.0142)		(0.0135)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Total Return(d)

Based on net asset value	2.46	%(e)	2.66%		0.02%		0.04%		1.43%		1.35%

Ratios to Average Net Assets
Total expenses	0.58	%(f)	0.59%		0.61%		0.60%		0.64	%(g)	0.82	%(g)

Total expenses after fees waived and/or reimbursed	0.42	%(f)	0.41%		0.10%		0.17%		0.42	%(g)	0.52	%(g)

Net investment income	4.85	%(f)	2.74%		0.01%		0.00	%(h)	1.36%		1.86%

Supplemental Data
Net assets, end of period (000)	$567,129		$484,690		$356,419		$346,281		$405,760		$319,960

(a)	Amount is less than $0.00005 per share.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.00005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Annualized.
(g)

Includes non-recurring expenses of offering, organization and reorganization costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 0.61% and 0.40% for the year ended 04/30/20, respectively, and 0.72% and 0.42% for the year ended 04/30/19, respectively.

(h)	Amount is less than 0.005%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	13

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Summit Cash Reserves Fund (continued)

	Investor C

	Six Months Ended 10/31/23 (unaudited)		Year Ended 04/30/23		Year Ended 04/30/22		Year Ended 04/30/21		Year Ended 04/30/20		Period from 08/10/18 to 04/30/19	(a)

Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Net investment income	0.0206		0.0194		0.0002		0.0000	(b)	0.0075		0.0058
Net realized and unrealized gain	0.0000	(b)	0.0000	(b)	0.0000	(b)	0.0003		0.0000	(b)	0.0000	(b)

Net increase from investment operations	0.0206		0.0194		0.0002		0.0003		0.0075		0.0058

Distributions(c)
From net investment income		(0.0206)	(0.0194)		(0.0002)		(0.0000	)(d)	(0.0075)		(0.0058)
From net realized gain	—		(0.0000	)(d)	(0.0000	)(d)	(0.0003)		(0.0000	)(d)	(0.0000	)(d)

Total distributions		(0.0206)	(0.0194)		(0.0002)		(0.0003)		(0.0075)		(0.0058)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Total Return(e)

Based on net asset value	2.08	%(f)	1.96%		0.03%		0.04%		0.75%		0.58	%(f)

Ratios to Average Net Assets
Total expenses	1.35	%(g)	1.35%		1.46%		1.38%		1.52	%(h)	1.47	%(g)(h)

Total expenses after fees waived and/or reimbursed	1.17	%(g)	1.11%		0.10%		0.20%		0.90	%(h)	1.20	%(g)(h)

Net investment income	4.08	%(g)	1.75%		0.02%		0.00	%(i)	0.51%		1.25	%(g)

Supplemental Data
Net assets, end of period (000)	$541		$820		$948		$1,052		$1,956		$651

(a)	Commencement of operations.
(b)	Amount is less than $0.00005 per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.00005) per share.
(e)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Annualized.
(h)

Includes non-recurring expenses of offering, organization and reorganization costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 1.49% and 0.87% for the year ended 04/30/20, respectively, and 1.38% and 1.11% for the period ended 04/30/19, respectively.

(i)	Amount is less than 0.005%.

See notes to financial statements.

14	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited)

1.	ORGANIZATION

BlackRock Financial Institutions Series Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock Summit Cash Reserves Fund (the “Fund”) is a series of the Trust. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A and Investor C Shares may be subject to a contingent deferred sales charge (“CDSC”). Investor A Shares are generally available through financial intermediaries. Investor C Shares are available only through exchanges and dividend and capital gain reinvestments by current holders. Investor C Shares automatically convert to Investor A Shares after approximately eight years. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

The Fund operates as a “government money market fund” under Rule 2a-7 under the 1940 Act. The Fund is not subject to discretionary liquidity fees.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are distributed at least annually and are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund’s investments are valued under the amortized cost method which approximates current market value in accordance with Rule 2a-7 under the 1940 Act. Under this method, investments are valued at cost when purchased and, thereafter, a constant proportionate accretion of discounts and amortization of premiums are recorded until the maturity of the security. The Fund seeks to maintain its net asset value (“NAV”) per share at $1.00, although there is no assurance that it will be able to do so on a continuing basis.

4.	SECURITIES AND OTHER INVESTMENTS

Repurchase Agreements: Repurchase agreements are commitments to purchase a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain eligible collateral subject to the agreement and in value no less than the agreed upon repurchase amount. Repurchase agreements may be traded bilaterally, in a tri-party arrangement or may be centrally cleared through a sponsoring agent. Subject to the custodial undertaking associated with a tri-party repurchase arrangement and for centrally cleared repurchase agreements, a third-party custodian maintains accounts to hold collateral for the fund and its counterparties. Typically, the fund and counterparty are not permitted to sell, re-pledge or use the collateral absent a default by the counterparty or the fund, respectively.

In the event the counterparty defaults and the fair value of the collateral declines, a fund could experience losses, delays and costs in liquidating the collateral.

Repurchase agreements are entered into by a fund under Master Repurchase Agreements (each, an “MRA”). The MRA permits a fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA

N O T E S T O F I N A N C I A L S T A T E M E N T S	15

Notes to Financial Statements (unaudited) (continued)

counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, the fund receives collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, the fund would recognize a liability with respect to such excess collateral. The liability reflects a fund’s obligation under bankruptcy law to return the excess to the counterparty.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to 0.50% of the average daily value of the Fund’s net assets.

Distribution Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

Share Class	Distribution Fees

Investor C	0.75%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder distribution services to the Fund. The ongoing distribution fee compensates BRIL and each broker-dealer for providing shareholder distribution related services to shareholders.

For the six months ended October 31, 2023, the following table shows the class specific distribution fees borne directly by each share class of the Fund:

Investor C

Distribution fees — class specific	$2,273

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended October 31, 2023, the Fund did not pay any amounts to affiliates in return for these services.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended October 31, 2023, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Fund Name	Investor A	Investor C	Total

BlackRock Summit Cash Reserves Fund	$5,044	$65	$5,109

For the six months ended October 31, 2023, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

	Institutional	Investor A	Investor C	Total

Transfer agent fees — class specific	$17,156	$61,198	$146	$78,500

Other Fees: For the six months ended October 31, 2023, affiliates received CDSCs as follows:

	Investor A	Investor C	Total

CDSC	$3,613	$22	$3,635

Expense Limitations, Waivers and Reimbursements: With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitation as a percentage of average daily net assets is as follows:

Share Class	Expense Limitation

Institutional	0.42%

Investor A	0.42

Investor C	1.17

The Manager has agreed not to reduce or discontinue the contractual expense limitations through June 30, 2025, unless approved by the Board, including a majority of the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended October 31, 2023, the Manager waived and/or reimbursed $428,897 which is included in fees waived and/or reimbursed by the Manager in the Statement of Operations.

16	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

In addition, these amounts waived and/or reimbursed are included in transfer agent fees waived and/or reimbursed by the Manager—class specific in the Statement of Operations. For the six months ended October 31, 2023, class specific expense waivers and/or reimbursements are as follows:

	Institutional	Investor A	Investor C	Total

Transfer agent fees waived and/or reimbursed — class specific	$16,816	$60,729	$144	$77,689

The Manager and BRIL have also voluntarily agreed to waive a portion of their respective management, investment advisory fees and distribution fees and/or reimburse operating expenses to enable the Fund to maintain minimum levels of daily net investment income if applicable. These amounts, if any, are reported in the Statement of Operations as fees waived and/or reimbursed by the Manager. The Manager and BRIL may discontinue the waiver and/or reimbursement at any time. For the six months ended October 31, 2023, there were no fees waived and/or reimbursed by the Manager under this agreement.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Trustees and Officer in the Statement of Operations.

6.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of October 31, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

7.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

On July 12, 2023, the SEC approved changes to money market fund regulations. These changes, among other things: (i) eliminate provisions that permit a money market fund to suspend redemptions except in liquidations, (ii) require institutional prime and institutional tax-exempt money market funds to impose mandatory liquidity fees under certain conditions, (iii) permit a discretionary liquidity fee for a non-government money market fund and (iv) increase minimum daily and weekly liquidity for all money market funds. These changes will be implemented over the next 12 months depending on the change and may affect the Fund’s operations and return potential.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Schedule of Investments.

The Fund invests a significant portion of its assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Fund invests.

N O T E S T O F I N A N C I A L S T A T E M E N T S	17

Notes to Financial Statements (unaudited) (continued)

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

8.	CAPITAL SHARE TRANSACTIONS

The number of shares sold, reinvested and redeemed corresponds to the net proceeds from the sale of shares, reinvestment of all distributions and cost of shares redeemed, respectively, since shares are sold, reinvested and redeemed at $1.00 per share.

Transactions in capital shares for each class were as follows:

Share Class	Six Months Ended 10/31/23	Year Ended 04/30/23

Institutional
Shares sold	65,528,761	85,998,626
Shares issued in reinvestment of distributions	2,559,611	2,556,959
Shares redeemed	(54,594,344)	(93,161,642)

	13,494,028	(4,606,057)

Investor A
Shares sold and automatic conversion of shares	224,171,815	422,593,014
Shares issued in reinvestment of distributions	12,571,416	11,698,275
Shares redeemed	(154,305,752)	(306,015,734)

	82,437,479	128,275,555

Investor C
Shares sold	314,277	1,507,820
Shares issued in reinvestment of distributions	10,549	16,640
Shares redeemed and automatic conversion of shares	(603,193)	(1,652,891)

	(278,367)	(128,431)

	95,653,140	123,541,067

As of October 31, 2023, BlackRock Financial Management, Inc., an affiliate of the Fund, owned 50,000 Investor C Shares of the Fund.

9.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

18	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Financial Institutions Series Trust (the “Trust”) met on April 18, 2023 (the “April Meeting”) and May 23-24, 2023 (the “May Meeting”) to consider the approval to continue the investment advisory agreement (the “Agreement”) between the Trust, on behalf of BlackRock Summit Cash Reserves Fund (the “Fund”), and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), the Fund’s investment advisor.

The Approval Process

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Board considers the approval of the continuation of the Agreement for the Fund on an annual basis. The Board members who are not “interested persons” of the Trust, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). The Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to the Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings per year, each of which extended over a two-day period, as well as additional ad hoc meetings and executive sessions throughout the year, as needed. The committees of the Board similarly met throughout the year. The Board also had an additional one-day meeting to consider specific information regarding the renewal of the Agreement. In considering the renewal of the Agreement, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considered information that was relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, relevant benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and the Fund’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as available; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Prior to and in preparation for the April Meeting, the Board received and reviewed materials specifically relating to the renewal of the Agreement. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding the Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Fund; (g) a summary of aggregate amounts paid by the Fund to BlackRock; (h) sales and redemption data regarding the Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and the Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement and the Independent Board Members presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board Members evaluated the information available to it on a fund-by-fund basis. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T	19

Disclosure of Investment Advisory Agreement  (continued)

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the experience of investment personnel generally and the Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock’s business continuity plans.

B. The Investment Performance of the Fund and BlackRock

The Board, including the Independent Board Members, reviewed and considered the performance history of the Fund throughout the year and at the April Meeting. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of the Fund’s performance as of December 31, 2022, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers and a weighted average benchmark of similar funds, as defined by BlackRock (“Benchmark Weighted Average”). The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of the Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board reviewed the Fund’s performance within the context of the low yield environment that existed for a portion of the relative periods. In addition to reviewing the Fund’s performance and current yield, it also reviews the liquidity, duration, credit quality and other risk factors of the Fund’s portfolio. The Board noted that for each of the one- and three-year periods reported, the Fund underperformed its Benchmark Weighted Average. The Board noted that BlackRock believes that the Benchmark Weighted Average is an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed the Fund’s underperformance relative to its Benchmark Weighted Average during the applicable periods.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Fund

The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered that the fee and expense information in the Broadridge report for the Fund reflected information for a specific period and that historical asset levels and expenses may differ from current levels, particularly in a period of market volatility. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s estimated profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2022 compared to available

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Disclosure of Investment Advisory Agreement  (continued)

aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time and resources, assumption of risk, and liability profile in servicing the Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board reviewed the expenses within the context of the low yield environment that existed for a portion of the relative periods, and any consequent expense waivers and reimbursements necessary to maintain minimum levels of daily net investment income, as applicable. The Board noted that the Fund’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile relative to the Fund’s Expense Peers. In addition, the Board noted that BlackRock and the Board agreed to a contractual expense cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and contractual expense caps had been approved by the Board. In its consideration, the Board further considered the continuation and/or implementation of fee waivers and/or expense caps, as applicable. The Board also considered the extent to which the Fund benefits from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Fund’s asset levels and whether the current fee schedule was appropriate.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. With respect to securities lending, during the year the Board also considered information provided by independent third-party consultants related to the performance of each BlackRock affiliate as securities lending agent. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

At the May Meeting, in a continuation of the discussions that occurred during the April Meeting and as a culmination of the Board’s year-long deliberative process, the Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and the Trust, on behalf of the Fund, for a one-year term ending June 30, 2024. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were advised by independent legal counsel throughout the deliberative process.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T	21

Additional Information

Tailored Shareholder Reports for Open-End Mutual Funds and ETFs

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Fund.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Transfer Agent at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC each month on Form N-MFP. The Fund’s reports on Form N-MFP are available on the SEC’s website at sec.gov. The Fund makes portfolio holdings available to shareholders on its website at blackrock.com.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 626-1960; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

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Additional Information  (continued)

BlackRock Privacy Principles (continued)

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02114

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10001

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Fund

100 Bellevue Parkway

Wilmington, DE 19809

A D D I T I O N A L I N F O R M A T I O N	23

Glossary of Terms Used in this Report

Portfolio Abbreviation

SOFR	Secured Overnight Financing Rate

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Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress. Performance data quoted represents past performance and does not guarantee future results. Total return information assumes reinvestment of all distributions. Current performance may be higher or lower than the performance data quoted. For current month-end performance information, call (800) 626-1960. The Fund’s current 7-day yield more closely reflects the current earnings of the Fund than the total returns quoted. Statements and other information herein are as dated and are subject to change.

SUMMITMM-10/23-SAR

(b) Not Applicable

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment

Companies – Not Applicable

Item 13 –	Recovery of Erroneously Awarded Compensation – Not Applicable

Item 14 –	Exhibits attached hereto

(a)(1) Code of Ethics – Not Applicable to this semi-annual report

(a)(2) Section 302 Certifications are attached

2

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Financial Institutions Series Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Financial Institutions Series Trust

Date: December 21, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Financial Institutions Series Trust

Date: December 21, 2023

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Financial Institutions Series Trust

Date: December 21, 2023

4